Exhibit 10(hh)

                          TRI-PARTY PAYMENT AGREEMENT


         This Tri-Party Payment Agreement ("Agreement") is entered into this 2nd day of January, 1998, by and between RadioSunGroup of Texas, Inc. (hereafter "SunGroup of Texas"), Kenneth R. Reynolds ("Reynolds") and John Osburn and Arden Osburn (hereafter sometimes collectively referred to as the "Osburns"). (Reynolds and the Osburns also are sometimes hereafter referred to collectively as the "Holders").

                              W I T N E S S E T H:

         WHEREAS, SunGroup of Texas executed and delivered that certain $212,577.00 Promissory Note dated October 31, 1985 as amended by those certain Renewal Abilene Agreements dated November 16, 1986 and those certain 1991 Reinstated Agreements dated November 1, 1991, (the "Small Abilene Note") payable to the order of Taylor Country Broadcasting, Inc. ("TCBI"); and

         WHEREAS, SunGroup of Texas executed and delivered that certain $1,609,509.00 Promissory Note dated October 31, 1985 as amended by those certain Renewal Abilene Agreements dated November 16, 1986 and those certain 1991 Reinstated Agreements dated November 1, 1991, (the "Large Abilene Note") payable to the order of TCBI; and

         WHEREAS, SunGroup of Texas executed and delivered that certain $3,127,914.00 Promissory Note dated October 31, 1985 as amended by those certain Renewal Longview Agreements dated November 16, 1986, and that certain 1991 Reinstated Agreement dated November 1, 1991, (the "Longview Note") payable to the order of Stereo 105, Inc.; and

         WHEREAS, TCBI transferred and assigned all of its interest in the Small Abilene Note and the Large Abilene Note to Reynolds and John Osburn and Stereo 105, Inc. transferred and assigned all of its interest in the Longview Note to Reynolds and John Osburn; and

         WHEREAS, John Osburn then transferred and assigned one-half of his interest to Arden Osburn; and

         WHEREAS, the owners and holders of the Small Abilene Note, the Large Abilene Note and the Longview Note are now as follows: Reynolds (an undivided 1/2 interest), John Osburn (an undivided 1/4 interest) and Arden Osburn (an undivided 1/4 interest); and

         WHEREAS, SunGroup, the Osburns and the Reynolds wish to enter into an agreement regarding certain payments to be received by the Holders; and

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

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         1. Concurrently herewith, Holders have received $32,800.00 to be applied to the unpaid balance of the Small Abilene Note (which is presently $65,600.00). Upon application of this sum, the remaining unpaid balance of the Small Abilene Note shall be $32,800.00.

         2. Concurrently herewith, Holders have received the sum of $270,600.00 to be applied to the unpaid balance of the Large Abilene Note (which is presently $541,200.00). Upon application of this sum, the remaining unpaid balance of the Large Abilene Note shall be $270,600.00.

         3. Concurrently herewith, Holders have received the sum of $516,600.00 to be applied to the unpaid balance of the Longview Note (which is presently $1,033,200.00). Upon application of this sum, the remaining unpaid balance of the Longview Note shall be $516,600.00.

         4. Reynolds has agreed that all sums received from SunGroup of Texas as set forth above (the "Payments"), shall be delivered to John and Arden Osburn.

         5. In consideration of the delivery of the Payments to the Osburns, John Osburn and Arden Osburn hereby sell, bargain, assign and convey unto Reynolds all their right, title and interest in and to the Small Abilene Note, the Large Abilene Note, and the Longview Note, and all collateral and security therefor. The effect of the conveyance contained in this paragraph is that Reynolds shall hereafter be the sole and lawful owner and holder of the Small Abilene Note, Large Abilene Note, and Longview Note and the Osburns will not retain any interest. To evidence the conveyance and assignment set forth in this paragraph, John Osburn and Arden Osburn shall deliver the original Small Abilene Note, Large Abilene Note, and Longview Note to Reynolds with all necessary endorsements.

         6. John Osburn and Arden Osburn shall also contemporaneously herewith execute and deliver UCC-3 termination statements and other releases of collateral set forth on Exhibit A attached hereto. The releases filed by John Osburn and Arden Osburn shall in no way impair the remaining secured creditor and other rights of Reynolds as the holder of the Small Abilene Note, Large Abilene Note and Longview Note.

         7. After the date hereof, all Payments under the Small Abilene Note, Large Abilene Note, and Longview Note to be made by SunGroup of Texas shall be sent to Reynolds at, and all correspondence regarding the Small Abilene Note, Large Abilene Note, and Longview Note shall be also sent to Reynolds at, the following address:

                  Kenneth R. Reynolds
                  Radio Station KAGG
                  4101 South Texas Street
                  Bryan, Texas  77802

         8. The Osburns and all parties hereto agree that after the execution of

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delivery of this Agreement, and delivery of the Payments, that they will execute and deliver such additional endorsements, releases, termination statements, and such additional documentation as may be required to evidence, the transactions described herein.


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         9. The parties hereto represent and warrant that the recitals set forth at the beginning of this Agreement are true and accurate.


                                      RADIOSUNGROUP OF TEXAS, INC.


                                      By: /s/ John W. Biddinger
                                         --------------------------
                                              Chairman & President

                                              /s/ John Osburn
                                              ---------------------
                                                  John Osburn

                                              /s/ Arden Osburn
                                              ---------------------
                                                  Arden Osburn

                                              /s/ Kenneth R. Reynolds
                                              ------------------------
                                                  Kenneth R. Reynolds